Waddell & Reed Advisors
                    Tax-Managed Equity Fund

                    Annual
                    Report
                    -------------
                    June 30, 2001

CONTENTS

         3     Manager's Discussion

         6     Performance Summary

         8     Portfolio Highlights

         9     Investments

        12     Statement of Assets and Liabilities

        13     Statement of Operations

        14     Statement of Changes in Net Assets

        15     Financial Highlights

        19     Notes to Financial Statements

        24     Independent Auditors' Report

        25     Income Tax Information

        26     Directors & Officers





This report is submitted for the general information of the shareholders of Waddell & Reed Advisors Tax-Managed Equity Fund, Inc. It is not authorized for distribution to prospective investors in the Fund unless accompanied with or preceded by the Waddell & Reed Advisors Tax-Managed Equity Fund, Inc. current prospectus and current Fund performance information.

MANAGER'S DISCUSSION
June 30, 2001
----------------------------------------------------------------


An interview with Cynthia P. Prince-Fox, portfolio manager of Waddell & Reed Advisors Tax-Managed Equity Fund, Inc.


This report relates to the operation of Waddell & Reed Advisors Tax-Managed Equity Fund, Inc. for the fiscal period ended June 30, 2001. The following graphs and tables provide you with information regarding the Fund's performance during that period, while the following discussion provides you with information regarding the Fund's performance during the twelve months ended June 30, 2001. The Fund's board of directors recently approved a change in the Fund's fiscal year-end from December 31 to June 30.

How did the Fund perform during the last twelve months?
The Fund was impacted by the extremely difficult environment for stocks during the latter half of 2000 and early 2001. The Fund's Class A shares declined 26.43 percent during the year, compared with the Lipper Large-Cap Growth Funds Universe Average (generally reflecting the performance of the universe of funds with similar investment objectives), which declined 31.01 percent over the same period, and the S&P 500 Index (reflecting the performance of securities that generally represent the stock market), which declined 14.87 percent over the same period. It should be noted that, in the comparison charts, the value of the investment in the Fund is impacted by the sales load at the time of the investment, while the values for the benchmark index and the Lipper category do not reflect a sales load.

Why did the Fund lag its benchmark index during the last twelve months?
We believe that the Fund lagged its benchmark index primarily due to our exposure to the technology sector. We felt at the time that technology company fundamentals would generally remain intact. However, given the rapid deterioration in customer orders due to an uncertain economic picture, it seems that many technology companies were caught by surprise and had to revise their outlook for profits down substantially.

What other market conditions or events influenced the Fund's performance during the last twelve months?
The economic weakness that we experienced in the latter part of 2000 was only a prelude to the weakness that we have seen so far in 2001. We believe that this, in part, has been the result of a dramatic increase in earnings pre-announcements. Compounding this problem has been a return to more normal valuation parameters. Most technology stocks had enjoyed peak valuations on peak profitability when the markets assumed that they were immune to overall economic trends. With that trend changing, we have begun to see many stocks go into a free fall.

What strategies and techniques did you employ that specifically affected the Fund's performance?
We established positions in the financial, health care and energy sectors where we felt the fundamentals would remain somewhat insulated to an economic downturn. However, it appears that even these stocks have come down with the whole market, due in large part to extended economic uncertainty and a compression in the valuation measures.

What industries or sectors did you emphasize during the last twelve months, and what looks attractive to you going forward?
Over the course of the year, as mentioned, we primarily emphasized technology stocks because we believed, and continue to believe, that the long-term prospects for technology remain solid. While we continue to emphasize this sector, we have harvested some losses where we felt that the recovery would take longer than we originally anticipated. Going forward, we feel that the consumer should start to benefit from declining rates, which should favor such areas as retail and consumer durables. We intend to review these areas for possible future investments.


Respectfully,

Cynthia P. Prince-Fox
Manager
Waddell & Reed Advisors
Tax-Managed Equity Fund, Inc.

Comparison of Change in Value of $10,000 Investment

     Waddell & Reed Advisors Tax-Managed Equity Fund, Inc., Class A Shares,
                               the S&P 500 Index
             and the Lipper Large-Cap Growth Funds Universe Average

                        Waddell
                        & Reed
                        Advisors                   Lipper
                        Tax-                    Large-Cap
                        Managed                    Growth
                        Equity         S&P          Funds
                        Fund, Inc.,    500       Universe
                        Class A      Index        Average
                      ---------  ---------     ----------
      3/31/00  Purchase  $9,425    $10,000        $10,000
      6/30/00             9,991      9,716          9,509
      9/30/00             9,595      9,619          9,472
     12/31/00             9,038      8,864          7,827
      3/31/01             7,401      7,815          6,192
      6/30/01             7,798      8,271          6,560

===== Waddell & Reed Advisors Tax-Managed Equity Fund, Inc., Class A Shares* --
      $7,798*
 ++++ S&P 500 Index - $8,271
 *+*+ Lipper Large-Cap Growth Funds Universe Average - $6,560


*The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.



Average Annual Total Return+
                    Class A    Class B   Class C   Class Y
                ----------------------------------------------
Year Ended
   6-30-01          -26.43%    -25.73%   -22.63%   -21.88%
Since inception of
   Class++ through
   6-30-01          -18.05%    -17.67%   -14.94%   -15.08%

 +Performance data quoted represents past performance and is based on deduction of the maximum applicable sales load for each of the periods. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares held for twelve months or less.) Total returns reflect share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.
+3-31-00 for Class A, Class B and Class C shares and 4-19-00 for Class Y shares
  (the date on which shares were first acquired by shareholders).

Past performance is not predictive of future performance. Indexes are unmanaged.

SHAREHOLDER SUMMARY OF TAX-MANAGED EQUITY FUND
------------------------------------------------------------------
Tax-Managed Equity Fund


GOAL
To seek long-term growth of capital while minimizing taxable gains and income to shareholders.

Strategy
Designed for investors seeking long-term capital appreciation, but who are also seeking to minimize Federal income taxes resulting from their investment. The portfolio will primarily be invested in common stocks of large to medium sized U.S. companies.

Founded
2000

Scheduled Dividend Frequency
Annually (December)


PERFORMANCE SUMMARY -- Class A Shares
           Per Share Data
For the Fiscal Period Ended June 30, 2001
-----------------------------------------
Net asset value on
   6-30-01                  $8.24
  12-31-00                   9.55
                           ------
Change per share           $(1.31)
                           ======

Past performance is not necessarily indicative of future results.

SHAREHOLDER SUMMARY OF TAX-MANAGED EQUITY FUND
Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be less than the results shown below. Please check the Waddell & Reed website at www.waddell.com for more current performance information.

Average Annual Total Return (A)
                         Class A                      Class B
                  -----------------------     -----------------------
                      With      Without         With        Without
Period           Sales Load(B) Sales Load(C)  CDSC(D)        CDSC(E)
------            ----------   ----------    -----------    ----------
 1-year period
  ended 6-30-01    -26.43%      -21.95%         -25.73%       -22.63%
 5-year period
  ended 6-30-01      ---          ---             ---           ---
10-year period
  ended 6-30-01      ---          ---             ---           ---
Since inception
  of Class (F)     -18.05%      -14.07%         -17.67%       -14.94%

(A)Performance data represents share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
(B)Performance data is based on deduction of 5.75% sales load on the initial purchase in the periods.
(C)Performance data does not take into account the sales load deducted on an initial purchase.
(D)Performance data reflects the effect of paying the applicable contingent deferred sales charge (CDSC) at a maximum of 5.00% upon redemption at the end of the period.
(E)Performance data does not reflect the effect of paying the applicable CDSC upon redemption at the end of the period.
(F)3-31-00 for Class A shares and Class B shares (the date on which shares were first acquired by shareholders).


Average Annual Total Return(A)
                   Class C(B)  Class Y(C)
------            ----------   ----------
 1-year period
  ended 6-30-01    -22.63%      -21.88%
 5-year period
  ended 6-30-01      ---          ---
10-year period
  ended 6-30-01      ---          ---
Since inception
  of Class (D)     -14.94%      -15.08%

(A)Performance data represents share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
(B)Performance data reflects the effect of paying the applicable contingent deferred sales charge (CDSC) at a maximum of 1.00% which declines to zero at the end of the first year after investment. (Accordingly, these returns reflect no CDSC since it only applies to Class C shares held for twelve months or less.)
(C)Performance data does not include the effect of sales charges, as Class Y shares are not subject to these charges.
(D)3-31-00 for Class C shares and 4-19-00 for Class Y shares (the date on which shares were first acquired by shareholders).

SHAREHOLDER SUMMARY OF TAX-MANAGED EQUITY FUND

PORTFOLIO HIGHLIGHTS

On June 30, 2001, Waddell & Reed Advisors Tax-Managed Equity Fund, Inc. had net assets totaling $55,916,121 invested in a diversified portfolio of:

 96.80%  Common Stocks
  3.20%  Cash and Cash Equivalents


As a shareholder of Waddell & Reed Advisors Tax-Managed Equity Fund, Inc., for every $100 you had invested on June 30, 2001, your Fund owned:

 $30.47  Manufacturing Stocks
  20.15  Services Stocks
  15.66  Transportation, Communication, Electric
           and Sanitary Services Stocks
  13.98  Finance, Insurance and Real Estate Stocks
  10.37  Wholesale and Retail Trade Stocks
   6.17  Mining Stocks
   3.20  Cash and Cash Equivalents

THE INVESTMENTS OF TAX-MANAGED EQUITY FUND
June 30, 2001

                                              Shares        Value

COMMON STOCKS
Amusement and Recreation Services - 1.29%
Walt Disney Company (The) ................    25,000     $  722,250
                                                        -----------

Building Materials and Garden Supplies - 1.67%
Home Depot, Inc. (The) ...................    20,000        931,000
                                                        -----------

Business Services - 15.89%
Amdocs Limited* ..........................    18,400        990,840
AOL Time Warner Inc.* ....................    48,900      2,591,700
CheckFree Corporation* ...................    15,800        555,528
eBay Inc.* ...............................    36,300      2,482,013
Interpublic Group of Companies, Inc. (The)    25,000        733,750
Microsoft Corporation* ...................    21,300      1,529,979
                                                        -----------
                                                          8,883,810
                                                        -----------

Chemicals and Allied Products - 12.24%
Amgen Inc.* ..............................    13,800        830,553
Forest Laboratories, Inc.* ...............     7,800        553,800
King Pharmaceuticals, Inc.* ..............    24,300      1,306,125
Merck & Co., Inc. ........................    16,300      1,041,733
Pfizer Inc. ..............................    27,300      1,093,365
Pharmacia Corporation ....................    20,000        919,000
Schering-Plough Corporation ..............    30,400      1,101,696
                                                        -----------
                                                          6,846,272
                                                        -----------

Communication - 12.48%
AT&T Wireless Group* .....................    76,400      1,249,140
Cox Communications, Inc., Class A* .......    28,700      1,271,410
Fox Entertainment Group, Inc., Class A* ..    44,100      1,230,390
SBC Communications Inc. ..................    19,100        765,146
Telefonaktiebolaget LM Ericsson,
 ADR, Class B  ...........................   114,000        616,740
Viacom Inc., Class A* ....................     2,300        121,992
Viacom Inc., Class B* ....................    16,900        874,575
Worldcom, Inc. - WorldCom group* .........    60,000        850,500
                                                        -----------
                                                          6,979,893
                                                        -----------
                See Notes to Schedule of Investments on page 11.

THE INVESTMENTS OF TAX-MANAGED EQUITY FUND
June 30, 2001

                                              Shares        Value

COMMON STOCKS (Continued)
Depository Institutions - 1.11%
Citigroup Inc. ...........................    11,700    $   618,228
                                                        -----------

Electronic and Other Electric Equipment - 3.28%
Sony Corporation, ADR ....................    10,300        677,740
Texas Instruments Incorporated ...........    36,700      1,156,050
                                                        -----------
                                                          1,833,790
                                                        -----------

Food Stores - 1.57%
Kroger Co. (The)* ........................    35,200        880,000
                                                        -----------

Furniture and Fixtures - 2.38%
Lear Corporation* ........................    38,100      1,329,690
                                                        -----------

General Merchandise Stores - 5.41%
Dollar General Corporation ...............    44,800        873,600
Kohl's Corporation* ......................    12,100        759,033
Target Corporation .......................    40,200      1,390,920
                                                        -----------
                                                          3,023,553
                                                        -----------

Health Services - 2.97%
HCA - The Healthcare Company* ............    36,800      1,662,992
                                                        -----------

Industrial Machinery and Equipment - 3.70%
Cooper Cameron Corporation* ..............    23,200      1,294,560
Dell Computer Corporation* ...............    29,600        774,188
                                                        -----------
                                                          2,068,748
                                                        -----------

Instruments and Related Products - 4.00%
Agilent Technology, Inc.* ................    30,000        975,000
Medtronic, Inc. ..........................    27,400      1,260,674
                                                        -----------
                                                          2,235,674
                                                        -----------

                See Notes to Schedule of Investments on page 11.

THE INVESTMENTS OF TAX-MANAGED EQUITY FUND
June 30, 2001
COMMON STOCKS (Continued)                     Shares        Value
Insurance Carriers - 6.79%
American International Group, Inc.  ......    19,700    $ 1,694,200
Berkshire Hathaway Inc., Class B* ........       350        805,000
MGIC Investment Corporation ..............    17,900      1,300,256
                                                        -----------
                                                          3,799,456
                                                        -----------

Nondepository Institutions - 4.24%
Financial Federal Corporation* ...........    51,100      1,479,345
Morgan Stanley Dean Witter & Co. .........    13,900        892,797
                                                        -----------
                                                          2,372,142
                                                        -----------

Oil and Gas Extraction - 6.17%
Anadarko Petroleum Corporation ...........    22,500      1,215,675
Apache Corporation .......................    21,800      1,106,350
Burlington Resources Incorporated ........    28,200      1,126,590
                                                        -----------
                                                          3,448,615
                                                        -----------

Petroleum and Coal Products - 1.44%
Exxon Mobil Corporation ..................     9,200        803,620
                                                        -----------

Printing and Publishing - 1.50%
New York Times Company (The), Class A ....    20,000        840,000
                                                        -----------

Security and Commodity Brokers - 1.84%
Charles Schwab Corporation (The) .........    56,000        856,800
Goldman Sachs Group, Inc. (The) ..........     2,000        171,600
                                                        -----------
                                                          1,028,400
                                                        -----------

Transportation by Air - 2.01%
Northwest Airlines Corporation,
 Class A*  ...............................    44,800      1,125,600
                                                        -----------

Transportation Equipment - 1.93%
Lockheed Martin Corporation ..............    29,100      1,078,155
                                                        -----------

Water Transportation - 1.17%
Carnival Corporation .....................    21,400        656,980
                                                        -----------
                See Notes to Schedule of Investments on page 11.

THE INVESTMENTS OF TAX-MANAGED EQUITY FUND
June 30, 2001

                                              Shares        Value

COMMON STOCKS (Continued)
Wholesale Trade -- Nondurable Goods - 1.72%
Enron Corp. ..............................    19,600     $  960,400
                                                        -----------

TOTAL COMMON STOCKS - 96.80%                            $54,129,268
 (Cost: $55,102,691)

TOTAL SHORT-TERM SECURITIES - 3.21%                     $ 1,795,000
 (Cost: $1,795,000)

TOTAL INVESTMENT SECURITIES - 100.01%                   $55,924,268
 (Cost: $56,897,691)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (0.01%)          (8,147)

NET ASSETS - 100.00%                                    $55,916,121


Notes to Schedule of Investments
 *No income dividends were paid during the preceding 12 months.

See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 4 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

STATEMENT OF ASSETS AND LIABILITIES
TAX-MANAGED EQUITY FUND
June 30, 2001
(In Thousands, Except for Per Share Amounts)
ASSETS
 Investment securities - at value
   (Notes 1 and 4) .................................      $55,924
 Cash   ............................................            1
 Receivables:
   Fund shares sold ................................          163
   Dividends and interest ..........................           17
                                                          -------
    Total assets  ..................................       56,105
LIABILITIES                                               -------
 Payable to Fund shareholders ......................          163
 Accrued transfer agency and dividend disbursing (Note 3)       8
 Accrued service fee (Note 3)  .....................            6
 Accrued accounting services fee (Note 3)  .........            3
 Accrued distribution fee (Note 3)  ................            3
 Accrued management fee (Note 3) ...................            2
 Other  ............................................            4
                                                          -------
    Total liabilities  .............................          189
                                                          -------
      Total net assets .............................      $55,916
NET ASSETS                                                =======
 $0.001 par value capital stock:
   Capital stock ...................................      $     7
   Additional paid-in capital ......................       68,364
 Accumulated undistributed income (loss):
   Accumulated undistributed net investment income .           38
   Accumulated undistributed net realized loss
    on investment transactions  ....................      (11,520)
   Net unrealized depreciation in value of
    investments  ...................................         (973)
                                                          -------
    Net assets applicable to outstanding
      units of capital .............................      $55,916
                                                          =======
Net asset value per share (net assets divided
 by shares outstanding):
 Class A  ..........................................        $8.24
 Class B  ..........................................        $8.17
 Class C  ..........................................        $8.17
 Class Y  ..........................................        $8.24
Capital shares outstanding:
 Class A  ..........................................        5,795
 Class B  ..........................................          688
 Class C  ..........................................          312
 Class Y  ..........................................            3
Capital shares authorized ........................      1,000,000
                   See Notes to Financial Statements.

STATEMENT OF OPERATIONS
TAX-MANAGED EQUITY FUND
(In Thousands)
                                                      For the period
                                        For the fiscalfrom March 31,
                                         period ended  2000* through
                                           June 30,    December 31,
                                             2001          2000
INVESTMENT INCOME (LOSS)                ------------  ------------
Income (Note 1B):
 Interest and amortization  ............     $   120       $  527
 Dividends  ............................         109           32
                                             -------      -------
   Total income ........................         229          559
Expenses (Note 3):                           -------      -------
 Investment management fee  ............         197          128
 Registration fees  ....................          92           38
 Service fee:
    Class A ............................          53           22
    Class B.............................           7            4
    Class C.............................           3            2
 Transfer agency and dividend disbursing:
    Class A.............................          36           17
    Class B.............................           6            3
    Class C.............................           3            2
 Distribution fee:
    Class A ............................           7            3
    Class B.............................          23           14
    Class C.............................          11            7
 Accounting services fee  ..............          18           11
 Audit fees  ...........................           9            7
 Custodian fees  .......................           5            6
 Legal fees  ...........................           1            5
 Shareholder servicing - Class Y  ......         ---**        ---**
 Other  ................................          43           37
                                             -------      -------
   Total ...............................         514          306
    Less expenses in excess of voluntary waiver of
      management fee (Note 3)  .........         ---          (47)
                                             -------      -------
      Total expenses  ..................         514          259
                                             -------      -------
        Net investment income (loss)  ..        (285)         300
REALIZED AND UNREALIZED LOSS ON              -------      -------
INVESTMENTS (NOTES 1 AND 4)
Realized net loss on investments .......     (10,975)        (545)
Unrealized appreciation (depreciation) in value
 of investments during the period  .....       2,136       (3,109)
                                             -------      -------
 Net loss on investments  ..............      (8,839)      (3,654)
   Net decrease in net assets resulting from -------      -------
    operations  ........................     $(9,124)     $(3,354)
                                             =======      =======
 *Commencement of operations.
**Not shown due to rounding.
                       See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
TAX-MANAGED EQUITY FUND
(In Thousands)

                                                          For the
                                             For the  period from
                                              fiscal    March 31,
                                              period        2000*
                                               ended      through
                                            June 30, December 31,
                                                2001         2000
                                          ---------- ------------
INCREASE (DECREASE) IN NET ASSETS
 Operations:
   Net investment income (loss) .....        $  (285)       $   300
   Realized net loss on investments .        (10,975)          (545)
   Unrealized appreciation (depreciation)      2,136         (3,109)
                                             -------        -------
    Net decrease in net assets
      resulting from operations .....         (9,124)        (3,354)
                                             -------        -------
 Distributions to shareholders from
   net investment income (Note 1E):**
    Class A  ........................            ---           (300)
    Class B  ........................            ---            ---
    Class C  ........................            ---            ---
    Class Y  ........................            ---            ---***
                                             -------        -------
                                                 ---           (300)
                                             -------        -------
 Capital share transactions
   (Note 6) .........................        (14,804)       83,398
                                             -------        -------
      Total increase (decrease) .....        (23,928)       79,744
NET ASSETS
 Beginning of period  ...............         79,844            100
                                             -------        -------
 End of period  .....................        $55,916        $79,844
                                             =======        =======
   Undistributed net investment
    income  .........................            $38           $---
                                                ====           ====

  *Commencement of operations.
 **See "Financial Highlights" on pages 15 - 18.
***Not shown due to rounding.
                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
TAX-MANAGED EQUITY FUND
Class A Shares
For a Share of Capital Stock Outstanding
Throughout Each Period:
                    For the        For the
                     fiscal        period from
                     period        3-31-00*
                      ended        through
                    6-30-01        12-31-00
                   --------        --------
Net asset value,
 beginning of
 period  ........... $ 9.55         $10.00
                     ------         ------
Income (loss) from investment
 operations:
 Net investment
   income (loss) ...  (0.03)          0.04
 Net realized and
   unrealized loss
   on investments ..  (1.28)         (0.45)
                     ------         ------
Total from investment
 operations   ......  (1.31)         (0.41)
                     ------         ------
Less distributions
 from net investment
 income  ...........  (0.00)         (0.04)
                     ------         ------
Net asset value,
 end of period  ....  $8.24          $9.55
                     ======         ======
Total return** ..... -13.72%         -4.11%
Net assets, end of
 period (in
 millions)  ........    $48            $67
Ratio of expenses
 to average net
 assets  ...........   1.57%***       1.15%***
Ratio of net investment
 income (loss) to average
 net assets  .......  -0.82%***       1.63%***
Portfolio turnover
 rate  .............  30.09%         16.89%
  *Commencement of operations.
 **Total return calculated without taking into account the sales load deducted on an initial purchase.
***Annualized.
                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
TAX-MANAGED EQUITY FUND
Class B Shares
For a Share of Capital Stock Outstanding
Throughout Each Period:

                    For the        For the
                     fiscal        period from
                     period        3-31-00*
                      ended        through
                    6-30-01        12-31-00
                   --------        --------
Net asset value,
 beginning of
 period  ........... $ 9.52         $10.00
                     ------         ------
Income (loss) from investment
 operations:
 Net investment
   income (loss) ...  (0.06)          0.01
 Net realized and
   unrealized loss
   on investments ..  (1.29)         (0.49)
                     ------         ------
Total from investment
 operations   ......  (1.35)         (0.48)
                     ------         ------
Less distributions
 from net investment
 income  ...........  (0.00)         (0.00)
                     ------         ------
Net asset value,
 end of period  ....  $8.17          $9.52
                     ======         ======
Total return ....... -14.18%         -4.80%
Net assets, end of
 period (in
 millions)  ........     $6             $9
Ratio of expenses
 to average net
 assets  ...........   2.40%**        2.08%**
Ratio of net investment
 income (loss) to average
 net assets  .......  -1.63%**        0.67%**
Portfolio turnover
 rate  .............  30.09%         16.89%

 *Commencement of operations.
**Annualized.
                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
TAX-MANAGED EQUITY FUND
Class C Shares
For a Share of Capital Stock Outstanding
Throughout Each Period:

                    For the        For the
                     fiscal        period from
                     period        3-31-00*
                      ended        through
                    6-30-01        12-31-00
                   --------        --------
Net asset value,
 beginning of
 period  ...........  $9.51         $10.00
                     ------         ------
Income (loss) from investment
 operations:
 Net investment
   income (loss) ...  (0.06)          0.01
 Net realized and
   unrealized loss
   on investments ..  (1.28)         (0.50)
                     ------         ------
Total from investment
 operations   ......  (1.34)         (0.49)
                     ------         ------
Less distributions
 from net investment
 income  ...........  (0.00)         (0.00)
                     ------         ------
Net asset value,
 end of period  ....  $8.17          $9.51
                     ======         ======
Total return ....... -14.09%         -4.90%
Net assets, end of
 period (in
 millions)  ........     $3             $4
Ratio of expenses
 to average net
 assets  ...........   2.40%**        2.09%**
Ratio of net investment
 income (loss) to average
 net assets  .......  -1.64%**        0.66%**
Portfolio turnover
 rate  .............  30.09%         16.89%

 *Commencement of operations.
**Annualized.
                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
TAX-MANAGED EQUITY FUND
Class Y Shares
For a Share of Capital Stock Outstanding
Throughout Each Period:

                    For the        For the
                     fiscal        period from
                     period        4-19-00*
                      ended        through
                    6-30-01        12-31-00
                   --------        --------
Net asset value,
 beginning of
 period  ........... $ 9.55         $10.07
                     ------         ------
Income (loss) from investment
 operations:
 Net investment
   income (loss) ...  (0.03)          0.04
 Net realized and
   unrealized loss
   on investments ..  (1.28)         (0.51)
                     ------         ------
Total from investment
 operations   ......  (1.31)         (0.47)
                     ------         ------
Less distributions
 from net investment
 income  ...........  (0.00)         (0.05)
                     ------         ------
Net asset value,
 end of period  ....  $8.24         $ 9.55
                     ======         ======
Total return ....... -13.72%         -4.70%
Net assets, end of
 period (in
 thousands)  .......    $21            $32
Ratio of expenses
 to average net
 assets  ...........   1.44%**        1.17%**
Ratio of net investment
 income (loss) to average
 net assets  .......  -0.70%**        1.41%**
Portfolio turnover
 rate  .............  30.09%         16.89%***
  *Commencement of operations.
 **Annualized.
***For the period from March 31, 2000 through December 31, 2000.
                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
June 30, 2001

NOTE 1 -- Significant Accounting Policies

     Waddell & Reed Advisors Tax-Managed Equity Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its investment objective is to seek growth of capital. Effective for the fiscal period ended June 30, 2001, the Fund changed its fiscal year end for both financial reporting and Federal income tax purposes to June 30 from December 31. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Security valuation -- Each stock and convertible bond is valued at the latest sale price thereof on the last business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service or dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using the Nasdaq Stock Market, which provides information on bid and asked prices quoted by major dealers in such stocks. Short-term debt securities are valued at amortized cost, which approximates market.

B. Security transactions and related investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. See Note 4 -- Investment Securities Transactions.

C. Foreign currency translations -- All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily. Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates. The Fund combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments.

D. Federal income taxes -- It is the Fund's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. See Note 5 - Federal Income Tax Matters.

E. Dividends and distributions -- Dividends and distributions to shareholders are recorded by the Fund on the business day following record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryovers. At June 30, 2001, $322,522 was reclassified between accumulated undistributed net investment income and paid-in capital. Net investment income, net realized gains and net assets were not affected by this change.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 -- Organization

     The Fund, a Maryland corporation, was organized on November 30, 1999 and was inactive (except for matters relating to its organization and registration as an investment company under the Investment Company Act of 1940 and the registration of its shares under the Securities Act of 1933) until March 31, 2000 (the date of the initial public offering).

     On March 2, 2000, Waddell & Reed, Inc. ("W&R") purchased for investment 10,000 Class A shares of the Fund at their net asset value of $10.00 per share.

     Prepaid registration expenses in the amount of $63,905 were paid by the Fund and were amortized over the twelve months following the initial public offering.

NOTE 3 -- Investment Management and Payments to Affiliated Persons

     The Fund pays a fee to Waddell & Reed Investment Management Company ("WRIMCO"), the Fund's investment manager and a wholly owned subsidiary of W&R, for investment management services. The fee is computed daily based on the net asset value at the close of business. The fee is payable by the Fund at the annual rates of: 0.65% of net assets up to $1 billion, 0.60% of net assets over $1 billion and up to $2 billion, 0.55% of net assets over $2 billion and up to $3 billion, and 0.50% of net assets over $3 billion. However, WRIMCO has voluntarily agreed to waive its management fee on any day if the Fund's net assets are less than $25 million, subject to WRIMCO's right to change or modify this waiver. The Fund accrues and pays this fee daily.

     The Fund has an Accounting Services Agreement with Waddell & Reed Services Company ("WARSCO"), a wholly owned subsidiary of W&R. Under the agreement, WARSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of the Fund. For these services, the Fund pays WARSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

                            Accounting Services Fee
                  Average
               Net Asset Level           Annual Fee
          (all dollars in millions) Rate for Each Level
          ------------------------- -------------------
           From $    0 to $   10          $      0
           From $   10 to $   25          $ 11,000
           From $   25 to $   50          $ 22,000
           From $   50 to $  100          $ 33,000
           From $  100 to $  200          $ 44,000
           From $  200 to $  350          $ 55,000
           From $  350 to $  550          $ 66,000
           From $  550 to $  750          $ 77,000
           From $  750 to $1,000          $ 93,500
                $1,000 and Over           $110,000

     In addition, for each class of shares in excess of one, the Fund pays WARSCO a monthly per-class fee equal to 2.5% of the monthly base fee.

     For Class A, Class B and Class C shares, the Fund pays WARSCO a monthly per account charge for transfer agency and dividend disbursement services of $1.3375 for each shareholder account which was in existence at any time during the prior month. With respect to Class Y shares, the Fund pays WARSCO a monthly fee at an annual rate of 0.15% of the average daily net assets of the class for the preceding month. The Fund also reimburses W&R and WARSCO for certain out-of-pocket costs.

     As principal underwriter for the Fund's shares, W&R received gross sales commissions for Class A shares (which are not an expense of the Fund) of $224,776. During the period ended June 30, 2001, W&R received $8,980 and $1,100 in deferred sales charges for Class B shares and Class C shares, respectively. With respect to Class A, Class B and Class C shares, W&R paid sales commissions of $152,725 and all expenses in connection with the sale of Fund shares, except for registration fees and related expenses.

     Under a Distribution and Service Plan for Class A shares adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay a distribution and/or service fee to W&R in an amount not to exceed 0.25% of the Fund's Class A average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

     Under the Distribution and Service Plan adopted by the Fund for Class B and Class C shares, respectively, the Fund may pay W&R a service fee of up to 0.25%, on an annual basis, of the average daily net assets of the class to compensate W&R for providing services to shareholders of that class and/or maintaining shareholder accounts for that class and a distribution fee of up to 0.75%, on an annual basis, of the average daily net assets of the class to compensate W&R for distributing the shares of that class. The Class B Plan and the Class C Plan each permit W&R to receive compensation, through the distribution and service fee, respectively, for its distribution activities for that class, which are similar to the distribution activities described with respect to the Class A Plan, and for its activities in providing personal services to shareholders of that class and/or maintaining shareholder accounts of that class, which are similar to the corresponding activities for which it is entitled to reimbursement under the Class A Plan.

     The Fund paid Directors' fees of $401, which are included in other expenses.

     W&R is a subsidiary of Waddell & Reed Financial, Inc., a holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 4 -- Investment Securities Transactions

     Purchases of investment securities, other than U.S. Government obligations and short-term securities, aggregated $17,794,910, while proceeds from maturities and sales aggregated $17,235,868. Purchases of short-term securities aggregated $47,823,041, while proceeds from maturities and sales aggregated $67,464,568. No U.S. Government obligations were purchased or sold during the period ended June 30, 2001.

     For Federal income tax purposes, cost of investments owned at June 30, 2001 was $56,897,691, resulting in net unrealized depreciation of $973,423, of which $4,462,567 related to appreciated securities and $5,435,990 to depreciated securities.

NOTE 5 -- Federal Income Tax Matters

     For Federal income tax purposes, the Fund realized capital losses of $11,125,260 during the fiscal period ended June 30, 2001. Remaining capital loss carryovers aggregated $11,520,280 at June 30, 2001, and are available to offset future realized capital gain net income for Federal income tax purposes but will expire if not utilized as follows: $395,020 at June 30, 2008, and $11,125,260 at June 30, 2009.

NOTE 6 -- Multiclass Operations

     The Fund is authorized to offer four classes of shares, Class A, Class B, Class C and Class Y, each of which have equal rights as to assets and voting privileges. Class Y shares are not subject to a sales charge on purchases, are not subject to a Rule 12b-1 Distribution and Service Plan and are subject to a separate transfer agency and dividend disbursement services fee structure. A comprehensive discussion of the terms under which shares of each class are offered is contained in the Prospectus and the Statement of Additional Information for the Fund.

     Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of their relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

     Transactions in capital stock are summarized below. Amounts are in thousands.


                                         For the
                            For the   period from
                      fiscal period     March 31,
                              ended  2000 through
                            6-30-01      12-31-00
                       ------------  ------------
Shares issued from sale
 of shares:
 Class A  ............        1,585         8,181
 Class B .............          129         1,056
 Class C .............           63           559
 Class Y  ............            1             3
Shares issued from reinvestment of
 dividends:
 Class A .............          ---            30
 Class B .............          ---           ---
 Class C .............          ---           ---
 Class Y .............          ---           ---*
Shares redeemed:
 Class A  ............       (2,791)       (1,220)
 Class B .............         (366)         (131)
 Class C .............         (187)         (123)
 Class Y  ............           (1)          ---
                              -----         -----
Increase (decrease) in outstanding
 capital shares ......       (1,567)        8,355
                              =====         =====

Value issued from sale
 of shares:
 Class A  ............      $13,837       $81,344
 Class B .............        1,120        10,447
 Class C .............          535         5,531
 Class Y  ............            5            33
Value issued from reinvestment of
 dividends:
 Class A .............          ---           291
 Class B .............          ---           ---
 Class C .............          ---           ---
 Class Y .............          ---           ---*
Value redeemed:
 Class A  ............      (25,298)      (11,832)
 Class B .............       (3,389)       (1,247)
 Class C .............       (1,603)       (1,169)
 Class Y  ............          (11)          ---
                            -------       -------
Increase (decrease) in
 outstanding capital .     $(14,804)      $83,398
                            =======       =======
     *Not shown due to rounding.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Waddell & Reed Advisors Tax-Managed Equity Fund, Inc.:


We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Waddell & Reed Advisors Tax-Managed Equity Fund, Inc. as of June 30, 2001, and the related statements of operations for the fiscal period January 1, 2001 through June 30, 2001 and the fiscal period March 31, 2000 (inception) through December 31, 2000, the statements of changes in net assets for the fiscal period January 1, 2001 through June 30, 2001 and the fiscal period March 31, 2000 through December 31, 2000, and the financial highlights for the fiscal period January 1, 2001 through June 30, 2001 and the fiscal period March 31, 2000 through December 31, 2000. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Waddell & Reed Advisors Tax-Managed Equity Fund, Inc. as of June 30, 2001, the results of its operations for the fiscal period January 1, 2001 through June 30, 2001 and the fiscal period March 31, 2000 through December 31, 2000, the changes in its net assets for the fiscal period January 1, 2001 through June 30, 2001 and the fiscal period March 31, 2000 through December 31, 2000, and the financial highlights for the fiscal period January 1, 2001 through June 30, 2001 and for the fiscal period March 31, 2000 through December 31, 2000, in conformity with accounting principles generally accepted in the United States of America.



Deloitte & Touche LLP
Kansas City, Missouri
August 3, 2001

INCOME TAX INFORMATION

Normally, dividends and/or distributions are paid to shareholders of the Fund annually in December. No dividends and/or distributions were paid to shareholders during the fiscal period January 1, 2001 through June 30, 2001.


Householding

If you currently receive one copy of the shareholder reports and prospectus for your household (even if more than one person in your household owns shares of the Fund) and you would prefer to receive separate shareholder reports and prospectuses for each account holder living at your address, you can do either of the following:

Fax your request to 800-532-2749
Write to us at the address listed on the inside back cover for Waddell & Reed, Inc.

Please list each account for which you would like to receive separate shareholder reports and prospectus mailings. We will resume sending separate documents within 30 days of receiving your request.

DIRECTORS
Keith A. Tucker, Overland Park, Kansas, Chairman of the Board
James M. Concannon, Topeka, Kansas
John A. Dillingham, Kansas City, Missouri
David P. Gardner, San Mateo, California
Linda K. Graves, Topeka, Kansas
Joseph Harroz, Jr., Norman, Oklahoma
John F. Hayes, Hutchinson, Kansas
Robert L. Hechler, Overland Park, Kansas
Henry J. Herrmann, Overland Park, Kansas
Glendon E. Johnson, Miami, Florida
William T. Morgan, Coronado, California
Frank J. Ross, Jr., Kansas City, Missouri
Eleanor B. Schwartz, Kansas City, Missouri
Frederick Vogel III, Milwaukee, Wisconsin

OFFICERS
Robert L. Hechler, President
Henry J. Herrmann, Vice President
Theodore W. Howard, Vice President and Treasurer
Cynthia P. Prince-Fox, Vice President
Kristen A. Richards, Vice President and Secretary
Daniel C. Schulte, Vice President

The Waddell & Reed Advisors Group of Mutual Funds

Waddell & Reed Advisors Accumulative Fund
Waddell & Reed Advisors Asset Strategy Fund, Inc.
Waddell & Reed Advisors Bond Fund
Waddell & Reed Advisors Cash Management, Inc.
Waddell & Reed Advisors Continental Income Fund, Inc.
Waddell & Reed Advisors Core Investment Fund
Waddell & Reed Advisors Global Bond Fund, Inc.
Waddell & Reed Advisors Government Securities Fund, Inc.
Waddell & Reed Advisors High Income Fund, Inc.
Waddell & Reed Advisors International Growth Fund, Inc.
Waddell & Reed Advisors Municipal Bond Fund, Inc.
Waddell & Reed Advisors Municipal High Income Fund, Inc.
Waddell & Reed Advisors Municipal Money Market Fund, Inc.
Waddell & Reed Advisors New Concepts Fund, Inc.
Waddell & Reed Advisors Retirement Shares, Inc.
Waddell & Reed Advisors Science and Technology Fund
Waddell & Reed Advisors Small Cap Fund, Inc.
Waddell & Reed Advisors Tax-Managed Equity Fund, Inc.
Waddell & Reed Advisors Value Fund, Inc.
Waddell & Reed Advisors Vanguard Fund, Inc.


------------------------------------

FOR MORE INFORMATION:
Contact your representative, or your
local office as listed on your
Account Statement, or contact:
  WADDELL & REED
  CUSTOMER SERVICE
  6300 Lamar Avenue
  P.O. Box 29217
  Shawnee Mission, KS  66201-9217
  (888)-WADDELL
  (888)-923-3355


Our INTERNET address is:
  http://www.waddell.com

NUR1019A(6-01)

For more complete information regarding any of the mutual funds in Waddell & Reed Advisors Funds, including charges and expenses, please obtain the Fund's prospectus by calling or writing to the number or address listed above. Please read the prospectus carefully before investing.